EXHIBIT 4.1

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS WARRANT MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE, OR AN OPTION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED.

Warrant No. ______                                                _______ Shares

                      FORM OF COMMON STOCK PURCHASE WARRANT

                                EDULINK, INC.

                                     [DATE]

     EduLink, Inc., a California corporation (the "Company"), for value received hereby grants to Michael Rosenfeld, an individual, or his registered assigns ("Holder") under the terms herein, the right to purchase _______ shares of the Company's common stock (the "Common Stock") for $____ per share (the "Exercise Price"). (The Common Stock acquirable upon exercise hereof is referred to herein as the "Warrant Shares.")

     1. Term of Warrant. This Common Stock Purchase Warrant ("Warrant") may be exercised at any time commencing on the date hereof until the seventh anniversary of the date hereof.

     2. Reservation of Common Stock. The Company agrees that the number of Warrant Shares sufficient to provide for the exercise of this Warrant upon the basis set forth herein shall at all times during the term of this Warrant be reserved for the exercise thereof.

     3. Manner of Exercise. This Warrant may be exercised in whole or in part by surrendering this certificate, with the exercise form attached, duly executed by the Warrant Holder or by the Warrant Holder's duly authorized attorney, accompanied by payment of the Exercise Price for the Warrant shares to be acquired, which payment shall be made in cash or bank cashier's or certified check at the principal office of the Company or its designated assign. The date on which this Warrant is thus surrendered accompanied by tender of payment of the Exercise Price, is referred to as the "Exercise Date."

     4. Issuance of Common Stock Upon Exercise. The Company shall cause to be issued, within ten (10) days after the Exercise Date, a certificate or certificates in the name requested by the Warrant Holder of the number of Warrant Shares to which the Warrant Holder is entitled upon such exercise. All Warrant Shares delivered upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable. Irrespective of the date of issuance and delivery of any Warrant Shares upon the exercise of this Warrant, each person in whose name any such certificate evidencing Warrant Shares is to be issued shall be deemed to have become the holder of record of such Warrant Shares on the Exercise date.

     5. Sale of Warrant or Shares. Neither this Warrant nor the Warrant Shares issuable upon exercise of this Warrant, have been registered under the Securities Act of 1933 as amended (the "Act"), or under the securities laws of any state. Neither this Warrant nor any warrant Shares when issued may be sold, transferred, pledged, or hypothecated in the absence of (i) an effective registration statement for this Warrant or the Warrant Shares, as the case may be, under the Act and such registration or qualification as may be necessary under the securities laws of any state, or (ii) an opinion of counsel reasonably satisfactory to the Company that such registration or qualification is not required. The Company shall cause each certificate evidencing Warrant Shares issued upon exercise of this Warrant prior to said registration and qualification to bear the following legend: "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED OR UNDER THE SECURITIES LAWS OF ANY STATE. THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED."

     6. Transfer. This Warrant shall be registered on the books of the Company which shall be kept at its principal office for that purpose, and shall be transferable only on such books by the Warrant Holder in person or by duly authorized attorney with written notice, and only in compliance with the preceding paragraph. The Company may issue appropriate stop orders to its tranfer agent to prevent a transfer in violation of the preceding section.

     7. Piggyback Registration. If the Company conducts an initial public offering of its Common Stock registered under the Act, the Company shall give thirty (30) days prior written notice thereof to the Warrant Holder and shall, upon written request of the Warrant Holder, include in the registration statement such number of Warrant Shares as Holder may request, subject to reasonable limitations imposed by the underwriter of the offering who may determine to exclude some or all of the Warrant Shares on the same basis as securities owned by other holders of stock, warrants or options of the Company who request registration of their securities under registration rights granted prior to the date of this Warrant. Such inclusion, in any event, shall be at

                                      2.

no cost to the Warrant Holder (other than payment of any underwriting fees, discounts or commissions with respect to the Warrant Shares included in such registration which shall be paid by the Warrant Holder) and shall be at the sole cost and expense of the Company. In connection with any notification or registration statement, the Company shall take any reasonable steps to make the securities covered thereby eligible for public offering and sale by the effective date of such registration statement. In connection with any such registration, the Company shall bear all the expenses and professional fees (excluding underwriting discounts and commission with respect to the Warrant Shares) which arise in connection with such filing and keeping the registration statement effective and correct and shall provide the Company with a reasonable number of printed copies of the prospectus in final and preliminary form.

     8. Adjustment. The number of Warrant Shares issuable upon the exercise of this Warrant is subject to adjustment if the Company shall, prior to any exercise of this Warrant, effect one or more stock splits, stock dividends, or other increases or reductions in the number of shares of common Stock outstanding.

        (a) The Exercise Price and the number of Warrant Shares to be issued upon exercise of this Warrant shall be adjusted as follows.

            (i) If at any time after the date hereof the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, on the record date of such stock dividend, subdivision or split-up, the Exercise Price shall be appropriately decreased and the number of shares of Common Stock issuable on exercise of this Warrant shall be appropriately increased in proportion to such increase of outstanding shares;

            (ii) If at any time after the date hereof the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, on the effective date of such combination, the Exercise Price shall be appropriately increased and the number of shares of Common Stock issuable on exercise of this Warrant shall be appropriately decreased in proportion to such decrease in outstanding shares.

        (b) All calculations under this Section 10 shall be made to the nearest cent or to the nearest one hundredth (1/100) of a share, as the case may be. No fractional shares of Common Stock shall be issued upon exercise of this Warrant. Any fractional shares of Common Stock which might otherwise be issued upon exercise of this Warrant shall be rounded to the nearest whole share (with one-half rounded up).

        (c) If the Exercise Price shall be adjusted, the Company shall prepare and mail to the holder hereof a certificate setting forth the event requiring the adjustment, the amount of the adjustment, the method by which the adjustment was calculated, and (after giving effect to the adjustment) the Exercise Price.

                                      3.

     9. No Rights as Stockholder. The Warrant Holder is not, by virtue of its ownership of this Warrant, entitled to any rights whatsoever as a stockholder of the Company.

     10. Governing Laws. This Warrant shall be construed according to the laws of the State of California.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf.

                                               EDULINK, INC.

                                               By:
                                                   ----------------------
                                                   MICHAEL ROSENFELD, CEO

                                      4.

                      AMENDMENT TO COMMON STOCK PURCHASE
                           WARRANT - EDULINK, INC.

     Reference is made to the Common Stock Purchase Warrant issued to Michael Rosenfeld ("Holder") by Company (the "Warrant"). Notwithstanding the provisions of the Warrant to the contrary, the Exercise Price and the number of securities purchasable upon the exercise of the Warrants shall be adjusted in the following manner upon the happening of the following event in lieu of any other adjustment described in the Warrant to which this Amendment relates:

     If the Company shall consummate a merger within one hundred twenty (120) days following the date hereof (the "Merger") into URREA, Inc. (the "Surviving Corporation") whereby the Surviving Corporation issues its shares of common stock ("common stock") to Company's shareholders in exchange for the shares of Company's common stock held by such shareholders, then:

     (i) The Warrant shall, immediately upon the effective date of such Merger, entitle the Holder to purchase shares of the common stock of the Surviving Corporation from the Surviving Corporation; and

     (ii) The Exercise Price in effect on the date hereof shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price in effect on the date hereof by a fraction, the denominator of which shall be the number of shares of the Surviving Corporation's common stock issued to the shareholders of Company pursuant to the Merger, and the numerator of which shall be the number of shares of Company's Common Stock outstanding immediately prior to the effective date of the Merger;

     (iii) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to (ii) above, the number of shares of the Surviving Corporation's common stock purchasable upon exercise of the Warrants shall simultaneously be adjusted by multiplying the number of shares of Company's Common Stock initially issuable upon exercise of the Warrants by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

     (iv) Notwithstanding any above-described adjustments, certificates for Warrants issued prior to such adjustment may continue to express the same price and number and kind of shares of Company's Common Stock as are initially issuable pursuant to this Warrant;

     (v) The Surviving Corporation shall not be required to issue fractional shares upon the exercise of this Warrant.

     Following the effective date of the Merger, the Exercise Price and the number of shares purchasable upon exercise of the Warrants, as adjusted pursuant to the provisions hereof, shall be subject to those subsequent adjustments required by the provisions of the Warrant as a result of an applicable corporate action which occurs following the effective date of the Merger.

     IN WITNESS WHEREOF, EduLink, Inc. has caused this Amendment to the Warrants to be signed by its duly authorized officer and is dated as of September 15, 1999.

                                          EDULINK, INC.

                                          By: /s/ Michael Rosenfeld
                                              ------------------------
                                              MICHAEL ROSENFELD, CEO

                                      2.

                                                                     EXHIBIT 4.2

                                  AMENDMENT


     Reference is made to the following Common Stock Purchase Warrants (hereinafter collectively referred to as "Warrants") issued by EduLink, Inc. to Michael Rosenfeld ("Holder") as of August 15, 1997:

     (1) One Common Stock Purchase Warrants, each of which grants to the Holder the right to purchase 100,000 Warrant Shares (as such term is defined in such Warrants) at a per share Exercise Price (as such term is defined in such Warrants) of $3.50;

     (2) One Common Stock Purchase Warrants, each of which grants to the Holder the right to purchase 200,000 Warrant Shares at a per share Exercise Price of $5.00;

     (3) One Common Stock Purchase Warrants, each of which grants to the Holder the right to purchase 200,000 Warrant Shares at a per share Exercise Price of $7.00.

     Notwithstanding the provisions of the Warrants to the contrary, Company agrees that the Exercise Price of each Warrant described herein shall be reduced to Twenty Five Cents ($.25) per share, effective as of the date hereof.

     IN WITNESS WHEREOF, EduLink, Inc. has caused this Amendment to the Warrants to be signed by its duly authorized officer and is dated as of September 15, 1999.

                                          EDULINK, INC.

                                          By: /s/ Michael Rosenfeld
                                              -----------------------
                                              MICHAEL ROSENFELD, CEO

                                                                     EXHIBIT 4.3

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS WARRANT MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE, OR AN OPTION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED.

Warrant No. ______                                                _______ Shares

                      FORM OF COMMON STOCK PURCHASE WARRANT

                                  EDULINK, INC.

                                     [DATE]

     EduLink, Inc., a California corporation (the "Company"), for value received hereby grants to Ronald C. Rescigno, an individual, or his registered assigns ("Holder") under the terms herein, the right to purchase _______ shares of the Company's common stock (the "Common Stock") for $____ per share (the "Exercise Price"). (The Common Stock acquirable upon exercise hereof is referred to herein as the "Warrant Shares.")

     1. Term of Warrant. This Common Stock Purchase Warrant ("Warrant") may be exercised at any time commencing on the date hereof until the seventh anniversary of the date hereof.

     2. Reservation of Common Stock. The Company agrees that the number of Warrant Shares sufficient to provide for the exercise of this Warrant upon the basis set forth herein shall at all times during the term of this Warrant be reserved for the exercise thereof.

     3. Manner of Exercise. This Warrant may be exercised in whole or in part by surrendering this certificate, with the exercise form attached, duly executed by the Warrant Holder or by the Warrant Holder's duly authorized attorney, accompanied by payment of the Exercise Price for the Warrant shares to be acquired, which payment shall be made in cash or bank cashier's or certified check at the principal office of the Company or its designated assign. The date on which this Warrant is thus surrendered accompanied by tender of payment of the Exercise Price, is referred to as the "Exercise Date."

     4. Issuance of Common Stock Upon Exercise. The Company shall cause to be issued, within ten (10) days after the Exercise Date, a certificate or certificates in the name requested by the Warrant Holder of the number of Warrant Shares to which the Warrant Holder is entitled upon such exercise. All Warrant Shares delivered upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable. Irrespective of the date of issuance and delivery of any Warrant Shares upon the exercise of this Warrant, each person in whose name any such certificate evidencing Warrant Shares is to be issued shall be deemed to have become the holder of record of such Warrant Shares on the Exercise date.

     5. Sale of Warrant or Shares. Neither this Warrant nor the Warrant Shares issuable upon exercise of this Warrant, have been registered under the Securities Act of 1933 as amended (the "Act"), or under the securities laws of any state. Neither this Warrant nor any warrant Shares when issued may be sold, transferred, pledged, or hypothecated in the absence of (i) an effective registration statement for this Warrant or the Warrant Shares, as the case may be, under the Act and such registration or qualification as may be necessary under the securities laws of any state, or (ii) an opinion of counsel reasonably satisfactory to the Company that such registration or qualification is not required. The Company shall cause each certificate evidencing Warrant Shares issued upon exercise of this Warrant prior to said registration and qualification to bear the following legend: "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED OR UNDER THE SECURITIES LAWS OF ANY STATE. THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED."

     6. Transfer. This Warrant shall be registered on the books of the Company which shall be kept at its principal office for that purpose, and shall be transferable only on such books by the Warrant Holder in person or by duly authorized attorney with written notice, and only in compliance with the preceding paragraph. The Company may issue appropriate stop orders to its tranfer agent to prevent a transfer in violation of the preceding section.

     7. Piggyback Registration. If the Company conducts an initial public offering of its Common Stock registered under the Act, the Company shall give thirty (30) days prior written notice thereof to the Warrant Holder and shall, upon written request of the Warrant Holder, include in the registration statement such number of Warrant Shares as Holder may request, subject to reasonable limitations imposed by the underwriter of the offering who may determine to exclude some or all of the Warrant Shares on the same basis as securities owned by other holders of stock, warrants or options of the Company who request registration of their securities under registration rights granted prior to the date of this Warrant. Such inclusion, in any event, shall be at

                                      2.

no cost to the Warrant Holder (other than payment of any underwriting fees, discounts or commissions with respect to the Warrant Shares included in such registration which shall be paid by the Warrant Holder) and shall be at the sole cost and expense of the Company. In connection with any notification or registration statement, the Company shall take any reasonable steps to make the securities covered thereby eligible for public offering and sale by the effective date of such registration statement. In connection with any such registration, the Company shall bear all the expenses and professional fees (excluding underwriting discounts and commission with respect to the Warrant Shares) which arise in connection with such filing and keeping the registration statement effective and correct and shall provide the Company with a reasonable number of printed copies of the prospectus in final and preliminary form.

     8. Adjustment. The number of Warrant Shares issuable upon the exercise of this Warrant is subject to adjustment if the Company shall, prior to any exercise of this Warrant, effect one or more stock splits, stock dividends, or other increases or reductions in the number of shares of common Stock outstanding.

        (a) The Exercise Price and the number of Warrant Shares to be issued upon exercise of this Warrant shall be adjusted as follows.

            (i) If at any time after the date hereof the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, on the record date of such stock dividend, subdivision or split-up, the Exercise Price shall be appropriately decreased and the number of shares of Common Stock issuable on exercise of this Warrant shall be appropriately increased in proportion to such increase of outstanding shares;

            (ii) If at any time after the date hereof the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, on the effective date of such combination, the Exercise Price shall be appropriately increased and the number of shares of Common Stock issuable on exercise of this Warrant shall be appropriately decreased in proportion to such decrease in outstanding shares.

        (b) All calculations under this Section 10 shall be made to the nearest cent or to the nearest one hundredth (1/100) of a share, as the case may be. No fractional shares of Common Stock shall be issued upon exercise of this Warrant. Any fractional shares of Common Stock which might otherwise be issued upon exercise of this Warrant shall be rounded to the nearest whole share (with one-half rounded up).

        (c) If the Exercise Price shall be adjusted, the Company shall prepare and mail to the holder hereof a certificate setting forth the event requiring the adjustment, the amount of the adjustment, the method by which the adjustment was calculated, and (after giving effect to the adjustment) the Exercise Price.

                                      3.

     9. No Rights as Stockholder. The Warrant Holder is not, by virtue of its ownership of this Warrant, entitled to any rights whatsoever as a stockholder of the Company.

     10. Governing Laws. This Warrant shall be construed according to the laws of the State of California.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf.

                                               EDULINK, INC.

                                               By:
                                                   ----------------------
                                                   MICHAEL ROSENFELD, CEO

                                      4.

                      AMENDMENT TO COMMON STOCK PURCHASE
                           WARRANT - EDULINK, INC.

     Reference is made to the Common Stock Purchase Warrant issued to Ronald C. Rescigno ("Holder") by Company (the "Warrant"). Notwithstanding the provisions of the Warrant to the contrary, the Exercise Price and the number of securities purchasable upon the exercise of the Warrants shall be adjusted in the following manner upon the happening of the following event in lieu of any other adjustment described in the Warrant to which this Amendment relates:

     If the Company shall consummate a merger within one hundred twenty (120) days following the date hereof (the "Merger") into URREA, Inc. (the "Surviving Corporation") whereby the Surviving Corporation issues its shares of common stock ("common stock") to Company's shareholders in exchange for the shares of Company's common stock held by such shareholders, then:

     (i) The Warrant shall, immediately upon the effective date of such Merger, entitle the Holder to purchase shares of the common stock of the Surviving Corporation from the Surviving Corporation; and

     (ii) The Exercise Price in effect on the date hereof shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price in effect on the date hereof by a fraction, the denominator of which shall be the number of shares of the Surviving Corporation's common stock issued to the shareholders of Company pursuant to the Merger, and the numerator of which shall be the number of shares of Company's Common Stock outstanding immediately prior to the effective date of the Merger;

     (iii) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to (ii) above, the number of shares of the Surviving Corporation's common stock purchasable upon exercise of the Warrants shall simultaneously be adjusted by multiplying the number of shares of Company's Common Stock initially issuable upon exercise of the Warrants by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

     (iv) Notwithstanding any above-described adjustments, certificates for Warrants issued prior to such adjustment may continue to express the same price and number and kind of shares of Company's Common Stock as are initially issuable pursuant to this Warrant;

     (v) The Surviving Corporation shall not be required to issue fractional shares upon the exercise of this Warrant.

     Following the effective date of the Merger, the Exercise Price and the number of shares purchasable upon exercise of the Warrants, as adjusted pursuant to the provisions hereof, shall be subject to those subsequent adjustments required by the provisions of the Warrant as a result of an applicable corporate action which occurs following the effective date of the Merger.

     IN WITNESS WHEREOF, EduLink, Inc. has caused this Amendment to the Warrants to be signed by its duly authorized officer and is dated as of September 15, 1999.

                                          EDULINK, INC.

                                          By: ________________________
                                              MICHAEL ROSENFELD, CEO

                                      2.

                                                                     EXHIBIT 4.4

                                  AMENDMENT


     Reference is made to the following Common Stock Purchase Warrants (hereinafter collectively referred to as "Warrants") issued by EduLink, Inc. to Ronald C. Rescigno ("Holder") as of August 15, 1997:

     (1) One Common Stock Purchase Warrants, each of which grants to the Holder the right to purchase 100,000 Warrant Shares (as such term is defined in such Warrants) at a per share Exercise Price (as such term is defined in such Warrants) of $3.50;

     (2) One Common Stock Purchase Warrants, each of which grants to the Holder the right to purchase 200,000 Warrant Shares at a per share Exercise Price of $5.00;

     (3) One Common Stock Purchase Warrants, each of which grants to the Holder the right to purchase 200,000 Warrant Shares at a per share Exercise Price of $7.00.

     Notwithstanding the provisions of the Warrants to the contrary, Company agrees that the Exercise Price of each Warrant described herein shall be reduced to Twenty Five Cents ($.25) per share, effective as of the date hereof.

     IN WITNESS WHEREOF, EduLink, Inc. has caused this Amendment to the Warrants to be signed by its duly authorized officer and is dated as of September 15, 1999.

                                          EDULINK, INC.

                                          By: /s/ Michael Rosenfeld
                                              -------------------------
                                              MICHAEL ROSENFELD, CEO

                                                                     EXHIBIT 4.5

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS WARRANT MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE, OR AN OPTION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED.

Warrant No. DT                                                     50,000 Shares

                        COMMON STOCK PURCHASE WARRANT

                                EDULINK, INC.

                              September 15, 1999

     EduLink, Inc., a California corporation (the "Company"), for value received hereby grants to Dorothy Tucker, an individual, or his registered assigns ("Holder") under the terms herein, the right to purchase 50,000 shares of the Company's common stock (the "Common Stock") for $0.25 per share (the "Exercise Price"). (The Common Stock acquirable upon exercise hereof is referred to herein as the "Warrant Shares.")

     1. Term of Warrant. This Common Stock Purchase Warrant ("Warrant") may be exercised at any time commencing on the date hereof until the fourth anniversary of the date hereof.

     2. Reservation of Common Stock. The Company agrees that the number of Warrant Shares sufficient to provide for the exercise of this Warrant upon the basis set forth herein shall at all times during the term of this Warrant be reserved for the exercise thereof.

     3. Manner of Exercise. This Warrant may be exercised in whole or in part by surrendering this certificate, with the exercise form attached, duly executed by the Warrant Holder or by the Warrant Holder's duly authorized attorney, accompanied by payment of the Exercise Price for the Warrant shares to be acquired, which payment shall be made in cash or bank cashier's or certified check at the principal office of the Company or its designated assign. The date on which this Warrant is thus surrendered accompanied by tender of payment of the Exercise Price, is referred to as the "Exercise Date."

     4. Issuance of Common Stock Upon Exercise. The Company shall cause to be issued, within ten (10) days after the Exercise Date, a certificate or certificates in the name requested by the Warrant Holder of the number of Warrant Shares to which the Warrant Holder is entitled upon such exercise. All Warrant Shares delivered upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable. Irrespective of the date of issuance and delivery of any Warrant Shares upon the exercise of this Warrant, each person in whose name any such certificate evidencing Warrant Shares is to be issued shall be deemed to have become the holder of record of such Warrant Shares on the Exercise date.

     5. Sale of Warrant or Shares. Neither this Warrant nor the Warrant Shares issuable upon exercise of this Warrant, have been registered under the Securities Act of 1933 as amended (the "Act"), or under the securities laws of any state. Neither this Warrant nor any warrant Shares when issued may be sold, transferred, pledged, or hypothecated in the absence of (i) an effective registration statement for this Warrant or the Warrant Shares, as the case may be, under the Act and such registration or qualification as may be necessary under the securities laws of any state, or (ii) an opinion of counsel reasonably satisfactory to the Company that such registration or qualification is not required. The Company shall cause each certificate evidencing Warrant Shares issued upon exercise of this Warrant prior to said registration and qualification to bear the following legend: "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED OR UNDER THE SECURITIES LAWS OF ANY STATE. THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED."

     6. Transfer. This Warrant shall be registered on the books of the Company which shall be kept at its principal office for that purpose, and shall be transferable only on such books by the Warrant Holder in person or by duly authorized attorney with written notice, and only in compliance with the preceding paragraph. The Company may issue appropriate stop orders to its tranfer agent to prevent a transfer in violation of the preceding section.

     7. Piggyback Registration. If the Company conducts an initial public offering of its Common Stock registered under the Act, the Company shall give thirty (30) days prior written notice thereof to the Warrant Holder and shall, upon written request of the Warrant Holder, include in the registration statement such number of Warrant Shares as Holder may request, subject to reasonable limitations imposed by the underwriter of the offering who may determine to exclude some or all of the Warrant Shares on the same basis as securities owned by other holders of stock, warrants or options of the Company who request registration of their securities under registration rights granted prior to the date of this Warrant. Such inclusion, in any event, shall be at

                                      2.

no cost to the Warrant Holder (other than payment of any underwriting fees, discounts or commissions with respect to the Warrant Shares included in such registration which shall be paid by the Warrant Holder) and shall be at the sole cost and expense of the Company. In connection with any notification or registration statement, the Company shall take any reasonable steps to make the securities covered thereby eligible for public offering and sale by the effective date of such registration statement. In connection with any such registration, the Company shall bear all the expenses and professional fees (excluding underwriting discounts and commission with respect to the Warrant Shares) which arise in connection with such filing and keeping the registration statement effective and correct and shall provide the Company with a reasonable number of printed copies of the prospectus in final and preliminary form.

     8. Adjustment. The number of Warrant Shares issuable upon the exercise of this Warrant is subject to adjustment if the Company shall, prior to any exercise of this Warrant, effect one or more stock splits, stock dividends, or other increases or reductions in the number of shares of common Stock outstanding.

        (a) The Exercise Price and the number of Warrant Shares to be issued upon exercise of this Warrant shall be adjusted as follows.

            (i) If at any time after the date hereof the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, on the record date of such stock dividend, subdivision or split-up, the Exercise Price shall be appropriately decreased and the number of shares of Common Stock issuable on exercise of this Warrant shall be appropriately increased in proportion to such increase of outstanding shares;

            (ii) If at any time after the date hereof the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, on the effective date of such combination, the Exercise Price shall be appropriately increased and the number of shares of Common Stock issuable on exercise of this Warrant shall be appropriately decreased in proportion to such decrease in outstanding shares.

        (b) All calculations under this Section 10 shall be made to the nearest cent or to the nearest one hundredth (1/100) of a share, as the case may be. No fractional shares of Common Stock shall be issued upon exercise of this Warrant. Any fractional shares of Common Stock which might otherwise be issued upon exercise of this Warrant shall be rounded to the nearest whole share (with one-half rounded up).

        (c) If the Exercise Price shall be adjusted, the Company shall prepare and mail to the holder hereof a certificate setting forth the event requiring the adjustment, the amount of the adjustment, the method by which the adjustment was calculated, and (after giving effect to the adjustment) the Exercise Price.

                                      3.

     9. No Rights as Stockholder. The Warrant Holder is not, by virtue of its ownership of this Warrant, entitled to any rights whatsoever as a stockholder of the Company.

     10. Governing Laws. This Warrant shall be construed according to the laws of the State of California.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf.

                                               EDULINK, INC.

                                               By: /s/ Michael Rosenfeld
                                                   ----------------------
                                                   MICHAEL ROSENFELD, CEO

                                      4.

                      AMENDMENT TO COMMON STOCK PURCHASE
                           WARRANT - EDULINK, INC.

     Reference is made to the Common Stock Purchase Warrant issued to Dorothy Tucker ("Holder") by Company (the "Warrant"). Notwithstanding the provisions of the Warrant to the contrary, the Exercise Price and the number of securities purchasable upon the exercise of the Warrants shall be adjusted in the following manner upon the happening of the following event in lieu of any other adjustment described in the Warrant to which this Amendment relates:

     If the Company shall consummate a merger within one hundred twenty (120) days following the date hereof (the "Merger") into URREA, Inc. (the "Surviving Corporation") whereby the Surviving Corporation issues its shares of common stock ("common stock") to Company's shareholders in exchange for the shares of Company's common stock held by such shareholders, then:

     (i) The Warrant shall, immediately upon the effective date of such Merger, entitle the Holder to purchase shares of the common stock of the Surviving Corporation from the Surviving Corporation; and

     (ii) The Exercise Price in effect on the date hereof shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price in effect on the date hereof by a fraction, the denominator of which shall be the number of shares of the Surviving Corporation's common stock issued to the shareholders of Company pursuant to the Merger, and the numerator of which shall be the number of shares of Company's Common Stock outstanding immediately prior to the effective date of the Merger;

     (iii) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to (ii) above, the number of shares of the Surviving Corporation's common stock purchasable upon exercise of the Warrants shall simultaneously be adjusted by multiplying the number of shares of Company's Common Stock initially issuable upon exercise of the Warrants by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

     (iv) Notwithstanding any above-described adjustments, certificates for Warrants issued prior to such adjustment may continue to express the same price and number and kind of shares of Company's Common Stock as are initially issuable pursuant to this Warrant;

     (v) The Surviving Corporation shall not be required to issue fractional shares upon the exercise of this Warrant.

     Following the effective date of the Merger, the Exercise Price and the number of shares purchasable upon exercise of the Warrants, as adjusted pursuant to the provisions hereof, shall be subject to those subsequent adjustments required by the provisions of the Warrant as a result of an applicable corporate action which occurs following the effective date of the Merger.

     IN WITNESS WHEREOF, EduLink, Inc. has caused this Amendment to the Warrants to be signed by its duly authorized officer and is dated as of September 15, 1999.

                                          EDULINK, INC.

                                          By: /s/ Michael Rosenfeld
                                              -----------------------
                                              MICHAEL ROSENFELD, CEO

                                      2.

                                                                     EXHIBIT 4.6

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS WARRANT MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE, OR AN OPTION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED.

Warrant No. KM                                                     50,000 Shares

                        COMMON STOCK PURCHASE WARRANT

                                EDULINK, INC.

                              September 15, 1999

     EduLink, Inc., a California corporation (the "Company"), for value received hereby grants to Kathleen McGuire, an individual, or his registered assigns ("Holder") under the terms herein, the right to purchase 50,000 shares of the Company's common stock (the "Common Stock") for $0.25 per share (the "Exercise Price"). (The Common Stock acquirable upon exercise hereof is referred to herein as the "Warrant Shares.")

     1. Term of Warrant. This Common Stock Purchase Warrant ("Warrant") may be exercised at any time commencing on the date hereof until the fourth anniversary of the date hereof.

     2. Reservation of Common Stock. The Company agrees that the number of Warrant Shares sufficient to provide for the exercise of this Warrant upon the basis set forth herein shall at all times during the term of this Warrant be reserved for the exercise thereof.

     3. Manner of Exercise. This Warrant may be exercised in whole or in part by surrendering this certificate, with the exercise form attached, duly executed by the Warrant Holder or by the Warrant Holder's duly authorized attorney, accompanied by payment of the Exercise Price for the Warrant shares to be acquired, which payment shall be made in cash or bank cashier's or certified check at the principal office of the Company or its designated assign. The date on which this Warrant is thus surrendered accompanied by tender of payment of the Exercise Price, is referred to as the "Exercise Date."

     4. Issuance of Common Stock Upon Exercise. The Company shall cause to be issued, within ten (10) days after the Exercise Date, a certificate or certificates in the name requested by the Warrant Holder of the number of Warrant Shares to which the Warrant Holder is entitled upon such exercise. All Warrant Shares delivered upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable. Irrespective of the date of issuance and delivery of any Warrant Shares upon the exercise of this Warrant, each person in whose name any such certificate evidencing Warrant Shares is to be issued shall be deemed to have become the holder of record of such Warrant Shares on the Exercise date.

     5. Sale of Warrant or Shares. Neither this Warrant nor the Warrant Shares issuable upon exercise of this Warrant, have been registered under the Securities Act of 1933 as amended (the "Act"), or under the securities laws of any state. Neither this Warrant nor any warrant Shares when issued may be sold, transferred, pledged, or hypothecated in the absence of (i) an effective registration statement for this Warrant or the Warrant Shares, as the case may be, under the Act and such registration or qualification as may be necessary under the securities laws of any state, or (ii) an opinion of counsel reasonably satisfactory to the Company that such registration or qualification is not required. The Company shall cause each certificate evidencing Warrant Shares issued upon exercise of this Warrant prior to said registration and qualification to bear the following legend: "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED OR UNDER THE SECURITIES LAWS OF ANY STATE. THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED."

     6. Transfer. This Warrant shall be registered on the books of the Company which shall be kept at its principal office for that purpose, and shall be transferable only on such books by the Warrant Holder in person or by duly authorized attorney with written notice, and only in compliance with the preceding paragraph. The Company may issue appropriate stop orders to its tranfer agent to prevent a transfer in violation of the preceding section.

     7. Piggyback Registration. If the Company conducts an initial public offering of its Common Stock registered under the Act, the Company shall give thirty (30) days prior written notice thereof to the Warrant Holder and shall, upon written request of the Warrant Holder, include in the registration statement such number of Warrant Shares as Holder may request, subject to reasonable limitations imposed by the underwriter of the offering who may determine to exclude some or all of the Warrant Shares on the same basis as securities owned by other holders of stock, warrants or options of the Company who request registration of their securities under registration rights granted prior to the date of this Warrant. Such inclusion, in any event, shall be at

                                      2.

no cost to the Warrant Holder (other than payment of any underwriting fees, discounts or commissions with respect to the Warrant Shares included in such registration which shall be paid by the Warrant Holder) and shall be at the sole cost and expense of the Company. In connection with any notification or registration statement, the Company shall take any reasonable steps to make the securities covered thereby eligible for public offering and sale by the effective date of such registration statement. In connection with any such registration, the Company shall bear all the expenses and professional fees (excluding underwriting discounts and commission with respect to the Warrant Shares) which arise in connection with such filing and keeping the registration statement effective and correct and shall provide the Company with a reasonable number of printed copies of the prospectus in final and preliminary form.

     8. Adjustment. The number of Warrant Shares issuable upon the exercise of this Warrant is subject to adjustment if the Company shall, prior to any exercise of this Warrant, effect one or more stock splits, stock dividends, or other increases or reductions in the number of shares of common Stock outstanding.

        (a) The Exercise Price and the number of Warrant Shares to be issued upon exercise of this Warrant shall be adjusted as follows.

            (i) If at any time after the date hereof the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, on the record date of such stock dividend, subdivision or split-up, the Exercise Price shall be appropriately decreased and the number of shares of Common Stock issuable on exercise of this Warrant shall be appropriately increased in proportion to such increase of outstanding shares;

            (ii) If at any time after the date hereof the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, on the effective date of such combination, the Exercise Price shall be appropriately increased and the number of shares of Common Stock issuable on exercise of this Warrant shall be appropriately decreased in proportion to such decrease in outstanding shares.

        (b) All calculations under this Section 10 shall be made to the nearest cent or to the nearest one hundredth (1/100) of a share, as the case may be. No fractional shares of Common Stock shall be issued upon exercise of this Warrant. Any fractional shares of Common Stock which might otherwise be issued upon exercise of this Warrant shall be rounded to the nearest whole share (with one-half rounded up).

        (c) If the Exercise Price shall be adjusted, the Company shall prepare and mail to the holder hereof a certificate setting forth the event requiring the adjustment, the amount of the adjustment, the method by which the adjustment was calculated, and (after giving effect to the adjustment) the Exercise Price.

                                      3.

     9. No Rights as Stockholder. The Warrant Holder is not, by virtue of its ownership of this Warrant, entitled to any rights whatsoever as a stockholder of the Company.

     10. Governing Laws. This Warrant shall be construed according to the laws of the State of California.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf.

                                               EDULINK, INC.

                                               By: /s/ Michael Rosenfeld
                                                   ----------------------
                                                   MICHAEL ROSENFELD, CEO

                                      4.

                      AMENDMENT TO COMMON STOCK PURCHASE
                           WARRANT - EDULINK, INC.

     Reference is made to the Common Stock Purchase Warrant issued to Kathleen McGuire ("Holder") by Company (the "Warrant"). Notwithstanding the provisions of the Warrant to the contrary, the Exercise Price and the number of securities purchasable upon the exercise of the Warrants shall be adjusted in the following manner upon the happening of the following event in lieu of any other adjustment described in the Warrant to which this Amendment relates:

     If the Company shall consummate a merger within one hundred twenty (120) days following the date hereof (the "Merger") into URREA, Inc. (the "Surviving Corporation") whereby the Surviving Corporation issues its shares of common stock ("common stock") to Company's shareholders in exchange for the shares of Company's common stock held by such shareholders, then:

     (i) The Warrant shall, immediately upon the effective date of such Merger, entitle the Holder to purchase shares of the common stock of the Surviving Corporation from the Surviving Corporation; and

     (ii) The Exercise Price in effect on the date hereof shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price in effect on the date hereof by a fraction, the denominator of which shall be the number of shares of the Surviving Corporation's common stock issued to the shareholders of Company pursuant to the Merger, and the numerator of which shall be the number of shares of Company's Common Stock outstanding immediately prior to the effective date of the Merger;

     (iii) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to (ii) above, the number of shares of the Surviving Corporation's common stock purchasable upon exercise of the Warrants shall simultaneously be adjusted by multiplying the number of shares of Company's Common Stock initially issuable upon exercise of the Warrants by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

     (iv) Notwithstanding any above-described adjustments, certificates for Warrants issued prior to such adjustment may continue to express the same price and number and kind of shares of Company's Common Stock as are initially issuable pursuant to this Warrant;

     (v) The Surviving Corporation shall not be required to issue fractional shares upon the exercise of this Warrant.

     Following the effective date of the Merger, the Exercise Price and the number of shares purchasable upon exercise of the Warrants, as adjusted pursuant to the provisions hereof, shall be subject to those subsequent adjustments required by the provisions of the Warrant as a result of an applicable corporate action which occurs following the effective date of the Merger.

     IN WITNESS WHEREOF, EduLink, Inc. has caused this Amendment to the Warrants to be signed by its duly authorized officer and is dated as of September 15, 1999.

                                          EDULINK, INC.

                                          By: /s/ Michael Rosenfeld
                                              ----------------------
                                              MICHAEL ROSENFELD, CEO

                                      2.

                                                                     EXHIBIT 4.7

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS WARRANT MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE, OR AN OPTION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED.

Warrant No. IR                                                 34,305,000 Shares

                        COMMON STOCK PURCHASE WARRANT

                                EDULINK, INC.

                               February 1, 2000

     EduLink, Inc., a California corporation (the "Company"), for value received hereby grants to Ian Rescigno, an individual, or his registered assigns ("Holder") under the terms herein, the right to purchase 34,305,000 shares of the Company's common stock (the "Common Stock") for $.0022 per share (the "Exercise Price"). (The Common Stock acquirable upon exercise hereof is referred to herein as the "Warrant Shares.")

     1. Term of Warrant. This Common Stock Purchase Warrant ("Warrant") may be exercised at any time commencing on the date hereof until the seventh anniversary of the date hereof.

     2. Reservation of Common Stock. The Company agrees that the number of Warrant Shares sufficient to provide for the exercise of this Warrant upon the basis set forth herein shall at all times during the term of this Warrant be reserved for the exercise thereof.

     3. Manner of Exercise. This Warrant may be exercised in whole or in part by surrendering this certificate, with the exercise form attached, duly executed by the Warrant Holder or by the Warrant Holder's duly authorized attorney, accompanied by payment of the Exercise Price for the Warrant shares to be acquired, which payment shall be made in cash or bank cashier's or certified check at the principal office of the Company or its designated assign. The date on which this Warrant is thus surrendered accompanied by tender of payment of the Exercise Price, is referred to as the "Exercise Date."

     4. Issuance of Common Stock Upon Exercise. The Company shall cause to be issued, within ten (10) days after the Exercise Date, a certificate or certificates in the name requested by the Warrant Holder of the number of Warrant Shares to which the Warrant Holder is entitled upon such exercise. All Warrant Shares delivered upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable. Irrespective of the date of issuance and delivery of any Warrant Shares upon the exercise of this Warrant, each person in whose name any such certificate evidencing Warrant Shares is to be issued shall be deemed to have become the holder of record of such Warrant Shares on the Exercise date.

     5. Sale of Warrant or Shares. Neither this Warrant nor the Warrant Shares issuable upon exercise of this Warrant, have been registered under the Securities Act of 1933 as amended (the "Act"), or under the securities laws of any state. Neither this Warrant nor any warrant Shares when issued may be sold, transferred, pledged, or hypothecated in the absence of (i) an effective registration statement for this Warrant or the Warrant Shares, as the case may be, under the Act and such registration or qualification as may be necessary under the securities laws of any state, or (ii) an opinion of counsel reasonably satisfactory to the Company that such registration or qualification is not required. The Company shall cause each certificate evidencing Warrant Shares issued upon exercise of this Warrant prior to said registration and qualification to bear the following legend: "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED OR UNDER THE SECURITIES LAWS OF ANY STATE. THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED."

     6. Transfer. This Warrant shall be registered on the books of the Company which shall be kept at its principal office for that purpose, and shall be transferable only on such books by the Warrant Holder in person or by duly authorized attorney with written notice, and only in compliance with the preceding paragraph. The Company may issue appropriate stop orders to its tranfer agent to prevent a transfer in violation of the preceding section.

     7. Piggyback Registration. If the Company conducts an initial public offering of its Common Stock registered under the Act, the Company shall give thirty (30) days prior written notice thereof to the Warrant Holder and shall, upon written request of the Warrant Holder, include in the registration statement such number of Warrant Shares as Holder may request, subject to reasonable limitations imposed by the underwriter of the offering who may determine to exclude some or all of the Warrant Shares on the same basis as securities owned by other holders of stock, warrants or options of the Company who request registration of their securities under registration rights granted prior to the date of this Warrant. Such inclusion, in any event, shall be at

                                      2.

no cost to the Warrant Holder (other than payment of any underwriting fees, discounts or commissions with respect to the Warrant Shares included in such registration which shall be paid by the Warrant Holder) and shall be at the sole cost and expense of the Company. In connection with any notification or registration statement, the Company shall take any reasonable steps to make the securities covered thereby eligible for public offering and sale by the effective date of such registration statement. In connection with any such registration, the Company shall bear all the expenses and professional fees (excluding underwriting discounts and commission with respect to the Warrant Shares) which arise in connection with such filing and keeping the registration statement effective and correct and shall provide the Company with a reasonable number of printed copies of the prospectus in final and preliminary form.

     8. Adjustment. The number of Warrant Shares issuable upon the exercise of this Warrant is subject to adjustment if the Company shall, prior to any exercise of this Warrant, effect one or more stock splits, stock dividends, or other increases or reductions in the number of shares of common Stock outstanding.

        (a) The Exercise Price and the number of Warrant Shares to be issued upon exercise of this Warrant shall be adjusted as follows.

            (i) If at any time after the date hereof the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, on the record date of such stock dividend, subdivision or split-up, the Exercise Price shall be appropriately decreased and the number of shares of Common Stock issuable on exercise of this Warrant shall be appropriately increased in proportion to such increase of outstanding shares;

            (ii) If at any time after the date hereof the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, on the effective date of such combination, the Exercise Price shall be appropriately increased and the number of shares of Common Stock issuable on exercise of this Warrant shall be appropriately decreased in proportion to such decrease in outstanding shares.

        (b) All calculations under this Section 10 shall be made to the nearest cent or to the nearest one hundredth (1/100) of a share, as the case may be. No fractional shares of Common Stock shall be issued upon exercise of this Warrant. Any fractional shares of Common Stock which might otherwise be issued upon exercise of this Warrant shall be rounded to the nearest whole share (with one-half rounded up).

        (c) If the Exercise Price shall be adjusted, the Company shall prepare and mail to the holder hereof a certificate setting forth the event requiring the adjustment, the amount of the adjustment, the method by which the adjustment was calculated, and (after giving effect to the adjustment) the Exercise Price.

                                      3.

     9. No Rights as Stockholder. The Warrant Holder is not, by virtue of its ownership of this Warrant, entitled to any rights whatsoever as a stockholder of the Company.

     10. Governing Laws. This Warrant shall be construed according to the laws of the State of California.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf.

                                               EDULINK, INC.

                                               By: /s/ Michael Rosenfeld
                                                   ----------------------
                                                   MICHAEL ROSENFELD, CEO

                                      4.

                                                                     EXHIBIT 4.8

               NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
                 INCORPORATED UNDER THE LAWS OF THE STATE OF
                                    Nevada

   NUMBER                       EduLink, Inc.                     SHARES
                AUTHORIZED COMMON STOCK: 1,500,000,000 SHARES
                               PAR VALUE: $.001            CUSIP NO. 28164R 10 3

THIS CERTIFIES THAT


IS THE RECORD HOLDER OF


                     Shares of EDULINK, INC. Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     /s/ Stephanie Eichhorn                       /s/ Ronald C. Rescigno
     ----------------------                       ----------------------
                  SECRETARY                                    PRESIDENT

[SEAL]